Exhibit 77Q1(e)(v)

The Advisory Agreement dated September 30, 2010 between the Registrant, on behalf of Loomis Sayles Multi-Asset Real Return Fund, and Loomis, Sayles & Company, L.P. is incorporated by reference to exhibit
 (d)(1)(x) of post-effective amendment no. 151 to the Registration Statement filed on Form Type 485BPOS on September 29, 2010
 (Accession No. 0001193125-10-219577).